JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND
                                 INVESTOR SHARES

                        SUPPLEMENT DATED OCTOBER 5, 1995
                      TO PROSPECTUS DATED FEBRUARY 15, 1995
                          AS SUPPLEMENTED JULY 24, 1995



The third sentence of the section entitled "Organization" on page 8 of the Prospectus is amended as follows:

The Shares offered by this Prospectus are available to the general public, while Institutional Shares of each Fund are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements.